UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2024

DOUGLAS DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34728	13-4275891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11270 W Park Place Ste 300, Milwaukee, Wisconsin 53224
(Address of principal executive offices, including zip code)

(414) 354-2310

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	PLOW	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on September 13, 2024, Linda R. Evans, Chief Human Resources Officer of Douglas Dynamics, Inc. (the “Company”), provided notice of her intention to retire effective as of January 2, 2025 (the “Separation Date”), with her role as an executive officer of the Company and its affiliates ending on December 31, 2024. On December 18, 2024, in connection with Ms. Evans’ retirement, the Company, Douglas Dynamics, LLC, a wholly owned subsidiary of the Company, and Ms. Evans entered into a Separation Agreement (the “Separation Agreement”). Pursuant to the Separation Agreement, if Ms. Evans elects to receive COBRA continuation coverage, then she will be entitled to pay only active employee rates for her COBRA coverage for up to eighteen (18) months following the Separation Date (instead of the twelve (12) months provided for in the Amended and Restated Employment Agreement, dated October 31, 2022, between Ms. Evans and Douglas Dynamics, LLC). In exchange for the additional six (6) months of COBRA continuation coverage, under the Separation Agreement, Ms. Evans agreed to a general release of any claims in favor of the Company and its affiliates and reaffirmed her existing confidentiality and non-competition obligations.

The foregoing summary of the material terms of the Separation Agreement is qualified in its entirety by the terms of the Separation Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable

(d)	Exhibits. The following exhibits are being filed or furnished (as applicable) herewith:

(10.1)	Separation Agreement, dated December 18, 2024, among Douglas Dynamics, Inc., Douglas Dynamics, LLC and Linda R. Evans.

(104.1)	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUGLAS DYNAMICS, INC.

Date: December 20, 2024	By:	/s/ Sarah Lauber
Sarah Lauber
Executive Vice President, Chief Financial Officer and Secretary